UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported): October 22, 2019

                                 GOOD HEMP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Nevada
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

                   000-54509                              45-2578051
            ------------------------            ------------------------------
            (Commission File Number)         (IRS Employer Identification No.)

 202311 Chartwell Ctr. Dr. Ste. 1469,Cornelius, NC           28031
  ------------------------------------------------        ----------
    (Address of Principal Executive Offices)              (Zip Code)

                                 1-800-947-9197
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                              Lone Star Gold, Inc.
                   -------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 22, 2019 Thayer O'Neal Company, LLC resigned as our independent registered public accounting firm.

     During our two most recent fiscal years and the interim period preceding the date of resignation, there were no disagreements with Thayer O'Neal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Thayer O'Neal's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with any report it may have issued on our financial statements; and there were no "reportable events" as defined in Item 304(a)(1) of Regulation S-K of the Securities and Exchange Commission.

     On November 7, 2019 we engaged Boyle CPA, LLC as our independent registered public accounting firm. During the two most recent fiscal years, and the subsequent interim period through the date of engagement, neither we, nor anyone engaged on our behalf, consulted with Boyle CPA, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

     The change in our independent public accountants was approved by our Board of Directors.

     We have furnished Thayer O'Neal with a copy of this report and have requested that Thayer O'Neal provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from Thayer O'Neal is filed as an exhibit to this report.

ITEM 9.01         EXHIBITS


Exhibit
Number      Name and/or Identification of Exhibit

  16        Letter from Thayer O'Neal Company, LLC




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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LONE STAR GOLD, INC.


Dated:  November 12,  2019             By: /s/ William Alessi
                                           ------------------------------
                                            William Alessi
                                            Chief Executive Officer